THE PRUDENTIAL SERIES FUND
Global Portfolio

Supplement dated June 27, 2016 to the

Currently Effective Summary Prospectus

This supplement should be read in conjunction with the Summary Prospectus (the Summary Prospectus) for the Global Portfolio (the Portfolio) and should be retained for future reference. The Portfolio discussed in this supplement may not be available under your variable contract. For more information about the portfolios available under your variable contract, please refer to your contract prospectus. Defined terms herein and not otherwise defined herein shall have meanings given to them in the Summary Prospectus.

The Summary Prospectus for the Portfolio is revised as follows, effective July 1, 2016:

I.	The following table replaces the Annual Portfolio Operating Expenses table in the “PORTFOLIO FEES AND EXPENSES” section of the Summary Section of the Summary Prospectus relating to the Portfolio:

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class I Shares
Management Fees	0.75%
Distribution and/or Service Fees (12b-1 Fees)	None
Other Expenses	0.07%
Total Annual Portfolio Operating Expenses	0.82%
Fee Waiver and/or Expense Reimbursement	- 0.01%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement(1)	0.81%

(1) Prudential Investments LLC (PI or the Investment Manager) has contractually agreed to waive 0.011% of its investment management fee through June 30, 2017. This contractual investment management fee waiver may not be terminated or modified prior to June 30, 2017 without the prior approval of the Trust’s Board of Trustees.

II.	The following table hereby replaces the “EXAMPLE” table in the “PORTFOLIO FEES AND EXPENSES” section of the Summary Section of the Summary Prospectus relating to the Portfolio:

	1 Year	3 Years	5 Years	10 Years
Global Class I Shares	$83	$261	$454	$1,013

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

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